SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 3, 2002

                               AmBase Corporation
             (exact name of registrant as specified in its charter)


          Delaware                 1-7265              95-2962743
         (State of other          (Commission         (I.R.S. Employer
          jurisdiction             file number)       Identification No.)
         of incorporation)


          100 Putnam Green, Greenwich, CT              06830-6027
         (Address of principal executive offices)      (zip code)


Registrant's telephone number, including area code:  (203) 532-2000

Item 2.  Acquisition or Disposition of Assets

On December 3, 2002, AmBase Corporation (the "Company") completed the previously announced purchase of a 38,000 square foot office building in Greenwich, CT, for investment purposes. The building was purchased from National Office Partners, LP, an unaffiliated third party. The purchase price of approximately $17,250,000 was financed with the Company's available funds.

Item 7.  Financial Statements and Exhibits

(a) Financial  Statements of Business  Acquired.

The financial statements and additional information required pursuant to Regulation S-X Rule 3-14 will be filed within 60 days of the date of this filing.

(b) Proforma Financial Information

The Proforma Financial Information required pursuant to Regulation S-X Rule 3-14 will be filed within 60 days of the required date of this filing.

(c) Exhibits: 99.1 Copy of Registrant's press release dated December 17, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto dult authorized.



                               AmBase Corporation


                              By: John P. Ferrara
                                  Vice President and Chief Financial Officer
                                  and Controller
                                 (Principal Financial and Accounting Officer)

                             Date: December 17, 2002



EHXIBIT INDEX

Exhibit              Description                             Page No.
-------              -----------                             -------

99.1                 Copy of Registrant's Press Release          4
                     dated December 17, 2002